GE INVESTMENTS FUNDS, INC.

Total Return Fund

(Class 1)

Supplement Dated July 1, 2016

To the Statutory Prospectus dated May 1, 2016 (the “Prospectus”) and the Summary Prospectus dated May 1, 2016 (the “Summary Prospectus”)

At a Special Meeting of Shareholders of the series portfolios (each, a “Fund” and collectively, the “Funds”) of GE Investments Funds, Inc. held on June 22, 2016 (the “Meeting”), the shareholders entitled to vote at the Meeting approved: (1) a new investment advisory and administration agreement for each Fund with SSGA Funds Management, Inc. (“SSGA FM”), pursuant to which SSGA FM will replace GE Asset Management Incorporated (“GEAM”) as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries (the “Transaction”); (2) the election of each of John R. Costantino, Jeanne M. La Porta, R. Sheldon Johnson and Donna M. Rapaccioli as Directors to the Board of Directors of the Funds; (3) manager-of-managers authority with respect to each Fund for SSGA FM, whereby SSGA FM may, subject to approval of the Board of Directors of the Funds, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case; (4) with respect to the Small-Cap Equity Fund, new investment sub-advisory agreements between SSGA FM and each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management LLC; (5) with respect to the Real Estate Securities Fund, a new investment sub-advisory agreement between SSGA FM and CenterSquare Investment Management, Inc.; and (6) with respect to the Total Return Fund, a new investment sub-advisory agreement between SSGA FM and BlackRock Investment Management, LLC.

The Transaction closed on July 1, 2016, at which time SSGA FM became the investment adviser and administrator to the Funds. Therefore, effective July 1, 2016: (1) all references to “GE Asset Management Incorporated” or “GEAM” as the current investment adviser or administrator to the Funds are replaced with “SSGA Funds Management, Inc.” or “SSGA FM,” as applicable; (2) all references to “SSGA Funds Management, Inc.” or “SSGA FM” as the current investment sub-adviser to the S&P 500 Index Fund are removed; and (3) all references to “GE Investment Distributors, Inc.” or “GEID” as the current distributor to the Funds are replaced with “State Street Global Markets, LLC” or “SSGM,” as applicable.

The Prospectus is further revised as follows:

On page 17 of the Prospectus, under the sub-section entitled “Investment Adviser, Administrator and Sub-Administrator” within the section entitled “About the Investment Adviser,” the first four paragraphs are deleted in their entirety and replaced with the following:

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction closed on July 1, 2016, resulting in the automatic termination of each Fund’s investment advisory contract and sub-advisory contract (for Funds with sub-advisers). Effective July 1, 2016, SSGA Funds Management, Inc. (“SSGA FM”), became the investment adviser to each Fund and, subject to the supervision of the Board, became responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds’ assets. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street”) and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of December 31, 2015, SSGA FM managed approximately $384.95 billion in assets and SSGA managed approximately $2.24* trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

*This AUM includes the assets of the SPDR Gold Trust (approximately $22 billion as of December 31, 2015), for which State Street Global Markets, LLC, an affiliate of SSGA, serves as the distribution agent. Please note that AUM totals are unaudited.

On pages 17 and 18 of the Prospectus, the sub-section entitled “Manager of Managers Structure” within the section entitled “About the Investment Adviser” is deleted in its entirety and replaced with the following:

Manager of Managers Structure

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board of Directors, including a majority of the non-interested Directors, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of the Company’s Board of Directors, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for all Funds.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to a Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

This Supplement should be retained with your

Summary Prospectuses and Prospectus for future reference.